Supplement dated December 27, 2023 to the Statutory Prospectus dated May 1, 2023 for the following flexible premium variable universal life insurance policies issued by
Pacific Life Insurance Company:

Pacific Harbor VUL and Pacific KeyExec VUL

The purpose of this supplement is to update certain underlying fund information. This supplement must be preceded or accompanied by the Statutory Prospectus (the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective January 1, 2024, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section will be deleted and replaced with the following:
Fund; Advisor (Subadvisor)	Current Expenses
Pacific Select Fund Value Advantage Portfolio Class P; Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management Inc.)	0.67%[1]

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Form No. 15-53259-00